EXHIBIT A


                IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                          IN AND FOR NEW CASTLE COUNTY


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                                                   )
                                                   )
NUNZIO P. DESANTIS, COURTLANDT G. MILLER           )
and VINCENT VILLANUEVA,                            )
                                                   )
                               Plaintiffs,         )
                                                   )
                    v.                             )
                                                   )
STEVE SIMON, STEPHEN RAPHAEL and ELIE              )  C.A. No. 17475
HOUSMAN,                                           )
                                                   )
                               Defendants,         )
                                                   )
                   and                             )
                                                   )
AUTOLEND GROUP, INC., a Delaware corporation,      )
                                                   )
                            Nominal Defendant.     )
                                                   )
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                                SCHEDULING ORDER


     WHEREAS, all parties to the above captioned action (the "Action") have entered into a Stipulation and Agreement of Compromise, Settlement and Release dated __________ __, 1996 (the "Stipulation"), which, along with its Exhibits, sets forth the terms and conditions for the proposed settlement of the Action (the "Settlement") and which is subject to review and approval as a derivative action settlement pursuant to Chancery Court Rule 23.1, and upon this Court's review and consideration of

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the Stipulation and its Exhibits, and as a hearing on the proposed Settlement is appropriate and necessary.

     NOW, this ________ day of __________, 1996, upon application of the parties, IT HEREBY IS ORDERED as follows:

     1. The Action has been maintained as a derivative action pursuant to Chancery Court Rule 23.1 on behalf of AutoLend Group, Inc. ("AutoLend") and its stockholders, and it is found that the plaintiffs are adequately represented by counsel and that plaintiffs will fairly and adequately protect the interests of AutoLend and its stockholders.

     2. A hearing (the  "Settlement  Hearing")  pursuant to Chancery  Court Rule
23.1 shall be held on ___________, 1996, at ___ __ __m. in the Court of Chancery (the "Court"), before the Honorable Myron T. Steele, Vice Chancellor, at the Daniel L. Herrmann Courthouse, 1000 King Street, Wilmington, Delaware to (a) determine the fairness, reasonableness and adequacy of the Stipulation and the Settlement and whether the Settlement is in the best interests of AutoLend and its stockholders, (b) determine whether the Stipulation should be finally approved by the Court and judgment entered thereon, (c) hear and determine any objections to the Settlement, and (d) consider, if presented at the Settlement Hearing (or at such time thereafter as the Court in its discretion deems appropriate), the application of plaintiffs' counsel for an award of attorneys' fees and expenses, as set forth in the Stipulation.

     3. The Court reserves the right to adjourn the Settlement Hearing, including consideration of the application of attorneys' fees and expenses, without further

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notice to stockholders of AutoLend other than by announcement at the Settlement Hearing or any adjournment thereof.

     4. The Court reserves the right to approve the Settlement at or after the Settlement Hearing with such modifications as may be consented to by the parties to the Stipulation and without further notice to the stockholders of AutoLend.

     5. The Court approves, in form and content, the "Notice of Pendency of Derivative Action, Proposed Settlement of Such Action, Settlement Hearing and Right to Appear" (the "Notice"), attached to the Stipulation as Exhibit B, and finds that the giving of notice substantially in the manner set forth below meets the requirements of Chancery Court Rule 23.1 and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice of the matters set forth therein for all purposes to all persons entitled to such notice.

     6. Within fifteen (15) days of the date of this Order, AutoLend shall mail the Notice to the stockholders of AutoLend as shown on the stock records maintained by or on behalf of AutoLend, by first-class mail. Furthermore, AutoLend shall use reasonable efforts to give notice to the stockholders of AutoLend (i) by mailing, at the expenses of AutoLend, additional copies of the Notice to any record holder requesting the Notice for the purpose of distribution to any beneficial owners of AutoLend common stock who are entitled to notice, or (ii) at the request of such record holder, by mailing the Notice directly to such beneficial owners at the addresses provided by such record holder.

     7. AutoLend shall, on or before the date of the Settlement Hearing directed herein, file proofs of mailing of the Notice as directed herein.

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     8.  Any  stockholder  of  AutoLend  who  objects  to the  Stipulation,  the
Settlement, the judgment to be entered herein, and/or the application for attorneys' fees and expenses, or who otherwise wishes to be heard, may appear in person or by his, her, or its attorney at the Settlement Hearing and present any evidence or argument that may be proper and relevant; provided, however, that no person other than the plaintiffs and defendants and their counsel in this action shall be heard, and no papers, briefs, pleadings or other documents submitted by any such person shall be received and considered by the Court (unless the Court in its discretion shall thereafter otherwise direct, upon application of such person and for good cause shown), unless no later than ten (10) days prior to the Settlement Hearing directed herein, (i) written notice of the intention to appear, (ii) a detailed statement of all of such person's objections to any matter before the Court, and (iii) all of the grounds therefor or the reasons for such person's desiring to appear and to be heard, as well as all documents and writings which such person desires the Court to consider, shall be filed by such person with the Register in Chancery and, simultaneously with or before such filing, shall be served by hand or first class mail, postage prepaid, upon the following counsel of record:

                         R. Franklin Balotti
                         Thomas A. Beck
                         Matthew E. Fischer
                         Richards, Layton & Finger
                         One Rodney Square
                         P.O. Box 551
                         Wilmington,  DE 19899

                                    - and -

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                         David C. McBride
                         Young, Conaway, Stargatt & Taylor
                         11th Floor, Rodney Square North
                         P.O. Box 391
                         Wilmington, DE  19899


     9. Any person who fails to object in the manner prescribed above shall be deemed to have waived such objection and forever shall be barred from raising such objection or otherwise contesting the Settlement in this or any other action or proceeding.

     10. Pending final determination of whether the Settlement provided for in the Stipulation should be approved, all plaintiffs and stockholders of AutoLend, or any of them, are barred and enjoined from commencing or prosecuting any action in any court asserting against any of the plaintiffs, defendants or any other persons or entities any claims, either directly, representatively, derivatively or in any other capacity, which have been or could have been asserted, or which arise out of, or relate in any way to, the claims described in the Notice.

     11. If the Settlement provided for in the Stipulation is approved by the Court following the Settlement Hearing, a Final Order and Judgment shall be entered as described in the Stipulation.

     12. If the Stipulation, including any amendments thereto, is not approved by the Court or is terminated or shall not become effective for any reason whatever, this Action shall proceed, completely without prejudice to any party as to any matter of law or fact, as if the Stipulation had not been made and had not been submitted to the Court, and neither the Stipulation nor any provision contained in the Stipulation, nor any action undertaken or document made pursuant thereto or in connection therewith nor

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the negotiation  thereof by any party shall be deemed an admission or offered or received in evidence in any proceeding in this action or any other action or proceeding.

     13. Jurisdiction is hereby retained as to all matters relating to the administration of the Notice and consummation of this Stipulation.

                                        ----------------------------------
                                        Vice Chancellor


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